Exhibit 10.6

KINETIC CONCEPTS, INC.

INVESTORS’ RIGHTS AGREEMENT

THIS INVESTORS’ RIGHTS AGREEMENT (this “Agreement”) is made as of the 11th day of August, 2003, by and among Kinetic Concepts, Inc., a Texas corporation (the “Company”), the investors listed on the signature pages hereto, each of which is herein referred to as an “Investor”, and Fremont Partners III, L.P., Fremont Partners III Side-By-Side, L.P., Fremont Acquisition Company II, L.L.C., Fremont Acquisition Company IIA, L.L,C., Blum Strategic Partners, II, L.P., Blum Strategic Partners II GmbH & Co. KG, Stinson Capital Partners II, L.P., RCBA-KCI Capital Partners, L.P. and James R. Leininger, M.D., each of which is referred to as a “Sponsor”.

RECITALS

WHEREAS, the Company and the Investors are parties to the Series A Preferred Stock Purchase Agreement, dated as of August 11, 2003, (the “Series A Agreement”);

WHEREAS, in order to induce the Company to enter into the Series A Agreement and to induce the Investors to invest funds in the Company pursuant to the Series A Agreement, each of the Sponsors, the Investors and the Company hereby agree that this Agreement shall govern the rights of the Investors to cause the Company to register shares of the Series A Preferred and Common Stock issuable upon conversion of the Series A Preferred and certain other matters as set forth herein;

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties hereby agree as follows:

1.     Definitions.  For purposes of this Agreement:

(a)           The term “1934 Act” means the Securities Exchange Act of 1934, as amended.

(b)           The term “Act” means the Securities Act of 1933, as amended.

(c)           The term “Affiliate” means, as applied to any specified Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person.  For purposes of the foregoing, “control,” when used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by contract or otherwise, and the terms “controlled” and “controlling” shall have meaning correlative to the foregoing.  In the case of a Person who is an individual, the term “Affiliate” shall include, with respect to such specified Person, (i) in the case of an individual, members of such specified Person’s immediate family (as defined in Instruction 2 of Item 404(a) of Regulation S-K under the Act), (ii) in the case of an individual, trusts, the trustee or the beneficiaries of which are such specified Person or members of such Person’s immediate family as determined in accordance with the foregoing clause (i) and (iii) in the case of a trust, any Person that is the trustee of a beneficiary of such trust.

(d)           The term “As-Converted Basis” means with respect to any Person, the total number of shares of Common Stock that such Person holding shares of Series A Preferred would hold assuming conversion of all such Person’s shares of Series A Preferred into shares of Common Stock, at the then applicable conversion rate.

(e)           The term “Board” means the Company’s board of directors.

(f)            The term “Common Stock” means the Common Stock, par value $0.001 per share of the Company.

(g)           The term “Credit Agreement” means the Credit Agreement, dated as of August 11, 2003, among the Company, the lenders party thereto in their capacities as lenders thereunder, Morgan Stanley Senior Funding Inc., as Administrative Agent, and Credit Suisse First Boston, acting through its Cayman Islands branch, as Syndication Agent, together with the documents related thereto (including, without limitation, any guarantee agreements and security documents), in each case as such agreements may be amended (including any amendment and restatement thereof), supplemented, restated or otherwise modified from time to time.

(h)           The term “Initial Offering” means the Company’s first firm commitment underwritten public offering of its Common Stock under the Act.

(i)            The term “Issue Date” means the date that the first share of Series A Preferred is issued.

(j)            The term “Person” means an individual, partnership, corporation, unincorporated organization, limited liability company, trust or joint venture, or a governmental agency or political subdivision thereof.

(k)           The term “Principal Investor” means an Investor that holds at least 2.0% of the Common Stock on an As-Converted Basis.

(l)            The term “register,” “registered,” and “registration” refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or document.

(m)          The term “Registrable Securities” means, as of the date of any registration, (i) shares of the Series A Preferred and any Common Stock issued or issuable upon conversion of the Series A Preferred, and (ii) any Common Stock issued as a dividend or other distribution with respect to, or in exchange for, or in replacement of, the shares referenced in (i) above, owned by any Investor that may not be sold without restriction under federal or state securities law; provided, however, that the term “Registrable Securities” shall exclude Series A Preferred and Common Stock issued or issuable upon conversion of the Series A Preferred sold by a Person in a transaction in which such Person’s rights under Section 2 are expressly not assigned.  The number of shares of Registrable Securities outstanding shall be determined by the number of shares of Common Stock outstanding that are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities that are, Registrable Securities.

(n)           The term “SEC” shall mean the Securities and Exchange Commission.

(o)           The term “Series A Preferred” means all the Series A Convertible Participating Preferred Stock of the Company.

2.     Registration Rights.  The Company covenants and agrees as follows:

2.1           Piggy-Back Rights.

(a)           If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than the Investors) the public offering of any of its capital stock under the Act (other than in connection with (i) the Initial Offering, (ii) a registration relating solely to the sale of securities to participants in a Company benefit plan, (iii) a registration relating to a corporate reorganization or other transaction under Rule 145 of the Act or (iv) a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities), the Company shall, at such time, promptly give each Investor written notice of such proposed registration.  Upon receipt by the Company of the written request of any Investor given within twenty (20) days after mailing of such notice by the Company, the Company shall, subject to the provisions of Section 2.1(c), use its reasonable best efforts to cause to be registered under the Act all of the Registrable Securities that each such Investor has requested to be registered.

(b)           Right to Terminate Registration.  The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2.1 prior to the effectiveness of such registration whether or not any Investor has elected to include any of its Registrable Securities in such registration.  The expenses of such withdrawn registration shall be borne by the Company in accordance with Section 2.4 hereof.

(c)           Underwriting Requirements.  In connection with any offering involving an underwriting of shares of the Company’s capital stock, the Company shall not be required under this Section 2.1 to include any of the Investors’ Registrable Securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters) and enter into an underwriting agreement in customary form with an underwriter or underwriters selected by the Company.  If the total amount of Registrable Securities requested by Investors to be included in such offering, together with the securities to be included in such offering by the Company or any other stockholder that is not an Investor (such stockholder, an “Other Stockholder”), exceeds the amount of securities that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such Registrable Securities and securities to be included by Other Stockholders (“Other Securities”) that the underwriters determine in their sole discretion, together with the securities to be included in such offering by the Company, will not jeopardize the success of the offering.  If the number of securities to be included in such offering are reduced in accordance with the preceding sentence, the number of securities to be included in the offering will be apportioned pro rata among the selling Investors and Other Stockholders according to the total amount of Common Stock (on an As-Converted Basis) entitled to be included therein owned by each selling Investor or Other Stockholder pursuant to registration rights, unless otherwise mutually agreed to by such selling Investors and Other Stockholder; provided that no such limitation shall be imposed unless a comparable limitation is also being imposed on Other Stockholders and any reduction of the number of securities to be included in the offering by the selling Investors and Other Stockholders is to be apportioned pro rata among all such parties.  For purposes of the preceding sentence concerning apportionment, for any selling Investor or selling stockholder that is (a) a partnership or corporation, all Registrable Securities or other securities entitled to be included in the offering pursuant to registration rights held by the partners, retired partners and stockholders of such Investor, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be Registrable Securities or other securities of such selling Investor or selling stock holder and any pro rata reduction with respect to such “selling Investor” or “selling stockholder” shall be based upon the aggregate amount of such Registrable Securities or other securities owned by all such related entities and individuals, or (b) that is an individual, the estates and family members of such individual and any trusts for the benefit of the foregoing persons shall be deemed to be Registrable Securities or other securities of such selling Investor or selling stock holder and any pro rata reduction with respect to such “selling Investor” or “selling stockholder” shall be based upon the aggregate amount of such Registrable Securities or other securities owned by all such related entities and individuals.

2.2           Obligations of the Company.  In connection with a registration of any Registrable Securities under Section 2.1 that is not terminated in accordance with Section 2.1(b), the Company shall, as expeditiously as reasonably possible:

(a)           prepare and file with the SEC a registration statement with respect to the offering of such Registrable Securities and use its reasonable efforts to cause such registration statement to become effective, and, upon the request of the Investors of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for a period of up to one hundred twenty (120) days or, if earlier, until the distribution contemplated in the Registration Statement has been completed;

(b)           prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement;

(c)           furnish to the Investors such numbers of copies of a prospectus, including a preliminary prospectus, if any, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them;

(d)           use its reasonable best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Investors, provided that the Company shall not be required in connection therewith or as a condition thereto to bear undue expense or qualify to do business or, unless the Company is already subject to service in such jurisdiction, to file a general consent to service of process in any such states or jurisdictions;

(e)           in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering; provided that each Investor participating in such underwriting shall also enter into and perform its obligations under such an agreement;

(f)            notify each Investor holding Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act or the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

(g)           cause all such Registrable Securities covered by such registration statement to be listed on each securities exchange on which similar securities issued by the Company are then listed;

(h)           provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date, as declared by the SEC, of such registration;

(i)            furnish, at the request of any Investor requesting registration of Registrable Securities, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, or , if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering and reasonably satisfactory to Investors holding a majority of the Registrable Securities requesting registration, addressed to the underwriters and to the Investors requesting registration of Registrable Securities and (ii) a “comfort” letter dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Registrable Securities held by the  Investors requesting registration, addressed to the underwriters and to the Investors requesting registration of Registrable Securities; and

(j)            advise each Investor holding Registrable Securities covered by such registration, promptly after the Company shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for such purpose and promptly use its reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued.

2.3           Information from Investor.  It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 2 with respect to the Registrable Securities of any selling Investor that such Investor shall, within ten (10) days of the request of each Investor that such Investor’s Registrable Securities to be included in a registration, furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such Regsitrable Securities as shall be required to effect the registration of such Investor’s Registrable Securities.

2.4           Expenses of Registration.  All expenses (other than underwriting discounts and commissions (excluding the Company’s pro rata share to the extent that it is also selling securities), which shall be borne by the selling Investor) incurred in connection with registrations, filings or qualifications pursuant to Section 2.1, including (without limitation) all registration, filing and qualification fees, printers’ and accounting fees, fees and disbursements of counsel for the Company and the reasonable fees and disbursements of one counsel and one local counsel for the selling Investors, shall be borne by the Company.

2.5           [Intentionally Omitted]

2.6           Indemnification.  In the event any Registrable Securities are included in a registration statement under this Section 2:

(a)           To the extent permitted by law, the Company will indemnify and hold harmless each Investor, the partners or officers, directors, stockholders, members, managers, employees, subsidiaries and other affiliates of each Investor, any underwriter (as defined in the Act) for such Investor and each person, if any, who controls such Investor or underwriter within the meaning of the Act or the 1934 Act (each an “Investor Indemnified Party”), against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the Act, the 1934 Act or any state securities laws or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations:  (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Act, the 1934 Act, any state securities laws or any rule or regulation promulgated under the Act, the 1934 Act or any state securities laws or otherwise; and the Company will reimburse each such Investor Indemnified Party for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection 2.6(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld or delayed), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus or final prospectus or any amendments or supplements thereto in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Investor Indemnified Party; further provided, however, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Investor Indemnified Party, or underwriter, or any person controlling such Investor Indemnified Party, from whom the person asserting any such losses, claims, damages or liabilities purchased shares in the offering, if a copy of the prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Investor Indemnified Party to such person, if required by law so to have been delivered by or on the behalf of such Investor Indemnified Party, at or prior to the written confirmation of the sale of the shares to such Person, and if the prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage or liability.

(b)           To the extent permitted by law, each selling Investor will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, any underwriter, any other Investor selling securities in such registration statement and any controlling person of any such underwriter or other Investor (each a “Company Indemnified Party”), against any losses, claims, damages or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act, the 1934 Act or any state securities laws, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus or final prospectus or any amendments or supplements thereto, in each case to the extent (and only to the extent) that such statement or omission was made in reliance upon and in conformity with written information furnished by such Investor expressly for use in connection with such registration; and each such Investor will reimburse any Company Indemnified Parties for any legal or other expenses reasonably incurred by such person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection 2.6(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Investor (which consent shall not be unreasonably withheld or delayed), provided that in no event shall any Investor’s cumulative aggregate liability out of which such violation arises under this subsection 2.6(b)and section 2.6(d) exceed the net proceeds from the offering out of which such violation arises that are received by such Investor.

(c)           Promptly after receipt by an indemnified party under this Section 2.6 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel and one local counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding.  The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, only if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any indemnification obligation to the indemnified party under this Section 2.6, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.6.

(d)           If the indemnification provided for in this Section 2.6 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault and benefit of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations.  The relative fault and benefit of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission, provided, however that (A) in no event shall any Investor’s cumulative, aggregate liability under this subsection 2.6(d), or under subsection 2.6(b) hereof, or under such subsections together, exceed the net proceeds from the offering received by such Investor; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation. Notwithstanding anything to the contrary herein, no party shall be liable for contribution under this subsection 2.6(d), except to the extent and under the circumstances as such party would have been liable to indemnify under subsection 2.6(a) or subsection 2.6(b) hereof, as the case may be, if such indemnification were enforceable under applicable law.

(e)           The obligations of the Company and Investors under this Section 2.6 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 2, and otherwise.

2.7           “Market Stand-Off” Agreement.  Each Investor hereby agrees that, if the Company files a registration statement under the Act to register its Common Stock, or any of the Company’s securities convertible into Common Stock, such Investor (A) shall not (i) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any Registrable Securities then owned by such Investor (other than those included in the registration), or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Registrable Securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, for a period equal to (x) 180 days after the consummation of the Initial Offering, (y) 90 days after the effective date of any registration with respect to any offering subsequent to the Initial Offering or, (z) in each case, such longer period of time as may be reasonably requested or shorter period as may reasonably be deemed appropriate by the managing underwriter in connection with such Initial Offering or subsequent offering, provided, however, that (1) if any such offering (including the Initial Offering) is made in connection with the merger, consolidation or sale of the Company, such longer period of time as may be set forth in any lock-up or market stand-off agreement executed by the Sponsors, and (2) none of the restrictions set forth in this Section 2.7 shall apply to the Investors unless concurrently comparable restrictions are imposed on the Sponsors; and (B) shall enter into such agreements as requested by the underwriters in connection with the offering that is the subject of such registration, providing for similar restrictions to those described in clause (A).  Each Investor hereby authorizes and directs, and shall cause its Permitted Transferees to authorize and direct, the Company not to authorize any transfer of any Registrable Securities that does not comply with this Section 2.7.  An Investor’s obligations under this Section 2.7 shall expire on the earlier of (1) two years after the Initial Offering, or (2) such time after at which the Registrable Securities held by such Investor and its Affiliates do not exceed more than 1.0% of the Common Stock outstanding, provided, that at such time, (1) such Investor and its Affiliates do not hold any shares of Series A Preferred, and (2) shall not be on or prior to 180 days following the Initial Offering.

In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

2.8           Termination of Registration Rights.  An Investor’s registration rights, pursuant to this Section 2 shall expire at such time after the Initial Offering in which all Registrable Securities held by such Investor (and any Affiliate of the Investor with whom such Investor must aggregate its sales under Rule 144) can be sold in any 90 day period without registration in compliance with Rule 144.

3.     Transfers of Shares

3.1           Restrictions on Transfer.

(a)           Prior to the consummation of the Initial Offering, no Investor shall, directly or indirectly, transfer or otherwise dispose of any shares of Series A Preferred or shares of Common Stock issuable on conversion thereof owned by such Investor, or any interest therein, except pursuant to a Permitted Transfer described in Section 3.2, unless such transfer or disposition is made in accordance with the applicable provisions of Sections 3.3, 3.4, and 3.5 of this Agreement.  Any attempt by an Investor to effect a transfer or disposition in violation of this Agreement shall be void and ineffective for all purposes. The words “transfer” and “dispose” mean the making of any sale, exchange, assignment, gift, security interest, pledge or other encumbrance, or any contract therefor, any voting trust or other agreement or arrangement with respect to the transfer or voting rights or any other beneficial interests, the creation of any other claim thereto or any other transfer or disposition whatsoever, whether voluntary or involuntary, affecting the right, title, interest or possession in or to any equity securities of the Company.

(b)           Prior to the consummation of the Initial Offering, no Investor may transfer any shares of Series A Preferred or shares of Common Stock issuable upon conversion thereof to a direct or indirect competitor of the Company or to any Person with a material interest in, or a material degree of control over a competitor of the Company without the prior written consent of the Board.  The determination of whether a transfer violates this Section 3.1(b) shall be made by the Board in its reasonable discretion.

(c)           No Investor may transfer any shares of Series A Preferred or shares of Common Stock issuable upon conversion thereof unless such transfer is (i) made pursuant to an effective registration statement under the Securities Act, or (ii) is exempt from registration under the Securities Act and exempt from qualification under any applicable state and foreign securities laws.  Should an Investor propose to transfer any such shares pursuant to clause (ii), such Investor shall deliver to the Company an opinion of counsel reasonably satisfactory to the Company stating that such transfer is exempt from registration under the Securities Act and exempt from qualification under applicable state and federal securities laws.

3.2           Permitted Transfers.

(a)           Affiliates.  An Investor may transfer any shares of Series A Preferred or shares of Common Stock issued or issuable upon conversion thereof to an Affiliate of such Investor (a “Permitted Transferee”), provided, that the Permitted Transferee shall (i) be subject to and acknowledge the rights of the Company, the Sponsors and the Investors set forth herein, and (ii) agree in writing to be bound by this Agreement to the same extent as the transferring Investor.  In the event of any transfer to a Permitted Transferee, such Permitted Transferee shall thereafter be deemed an “Investor” under this Agreement and shall have the rights and obligations of an Investor hereunder.

(b)           Sale Subject to Right of First Offer.  in addition to the rights set forth in Section 3.2(a), beginning on the seventh anniversary of the Issue Date an Investor may transfer any shares of Series A Preferred or shares of Common Stock issued or issuable on conversion thereof to any person that is reasonably acceptable to the Company and does not compete with the Company so long as such Investor complies with the provisions of Section 3.3 in connection with such transfer.

(c)           Termination of Restrictions.  The restrictions on transfer imposed by this Section 3.2 and the Investors’ obligations hereunder shall expire upon the consummation of the Initial Offering

3.3           Right of First Offer:

(a)           Offer Notice. Beginning on the seventh anniversary of the Issue Date, if any Investor (the “Selling Investor”) desires to transfer any Series A Preferred or shares of Common Stock issued or issuable on conversion thereof other than (i) to a Permitted Transferee or (ii) as a Tag-Along Investor or Bring-Along Investor, such Selling Investor shall, prior to soliciting a bona fide written offer from an independent third-party (the “Third-Party Offer”), deliver to each of the Company and the Company for further delivery to the Sponsors a written notice (the “Offer Notice”) offering to sell such shares of the Series A Preferred proposed to be sold (the “Offered Shares”) first to the Company, and secondly, under the circumstances set forth herein, to the Sponsors. The Offer Notice shall state (i) that the Investor desires to sell the Offered Shares, (ii) the purchase price per share and (iii) the material terms and conditions subject to which the Offered Shares are offered.

(b)           Exercise of Right of First Offer.

(i)                   Upon receipt of the Offer Notice, the Company shall have the option (the “Company Right of First Offer”), which shall be exercisable by written notice (the “Company Notice of Election”) delivered to the Selling Investor within 30 days after the date the Offer Notice is delivered to the Company (the “Company First Offer Option Period”), to purchase from the Investor, at the price and upon the terms specified in the Offer Notice, all, but not less than all, of the Offered Shares.

(ii)                  If the Company does not exercise the Company Right of First Offer within the Company First Offer Option Period, the Sponsors shall have the option (the “Sponsor Right of First Offer”), which shall be exercisable by written notice (the “Sponsor Notice of Election”) delivered to the Selling Investor within 10 days after the expiration of the Company First Offer Option Period (the “Sponsor First Offer Option Period”), to purchase from the Investor, at the price and upon the terms specified in the Offer Notice, all, but not less than all, of the Offered Shares.  The Sponsors shall have the right to purchase such Offered Shares pro rata, based on the total amount of Common Stock such Sponsor holds on an As-Converted Basis.  In the event that one or more of the Sponsors does not desire to purchase the Offered Shares pursuant to the Sponsor Right of First Offer, the remaining Sponsor(s) shall be entitled to purchase all, but not less than all, of the Offered Shares.

(iii)                 Each Company Notice of Election and Sponsor Notice of Election shall recite that such Company Notice of Election or Sponsor Notice of Election, as the case may be, constitutes a binding obligation of the Company or the Sponsors, as the case may be, committing the same to purchase, upon the same terms and subject to the conditions set forth in the Offer Notice.

(iv)                The closing of the purchase of the Offered Shares subscribed to by the Company or the Sponsors pursuant to this Section 3.3 shall be held at the principal office of the Company at 10:00 a.m., local time on the date contemplated in the Offer Notice, which date will not be earlier than the earlier to occur of (x) the thirtieth (30th) day after the later to expire of the Company First Offer Option Period or, if applicable, the Sponsor First Offer Option Period, and (y) the date that the waiting period under the Hart Scott Rodino Antitrust Improvements Act of 1976, as amended, shall have expired or been terminated, if applicable to the Sponsors’ purchase of the Offered Shares.

(c)           Sale to Third-Party Purchaser.

(i)                   If the Offer Notice shall have been duly delivered, and the Company or the Sponsors shall not have exercised the Company Right of First Offer or the Sponsor Right of First Offer to purchase all of the Offered Shares, the Selling Investor may solicit Third-Party Offers to purchase all (but not less than all) of the Offered Shares and, so long as any sale of the Offered Shares made pursuant to a Third-Party Offer is (A) upon such terms, including price, and subject to such conditions, as are not materially less favorable to the Selling Investor, taken as a whole, than those set forth in the Offer Notice, (B) consummated within one hundred (100) days from the date the Offer Notice is first delivered to the Company, and (C) in accordance with clause (ii) below, such transfer may be consummated without further restriction under this Section 3 and shall be a Permitted Transfer under this Agreement.  If the Selling Investor shall not have completed the sale of all (but not less than all) of the Offered Shares in accordance with the foregoing, the Selling Investor shall not subsequently transfer the Offered Shares except in accordance with the requirements of this Section 3.3.

(ii)                  All Offered Shares transferred by the Selling Investor in accordance with clause (i) above shall remain, and the third-party purchaser shall agree and be permitted to take and hold such Offered Shares, subject to all of the obligations and restrictions imposed upon, and rights granted to, the Selling Investor by this Agreement. No transfer of Offered Shares to which the preceding sentence applies shall be effective unless and until the third-party purchaser shall have executed and delivered to the Company  appropriate instruments or other supporting documents to the foregoing effect.

(d)           Termination of Right of First Offer.  Each of the Company Right of First Offer and the Sponsor Right of First Offer shall expire upon the consummation of the Initial Offering.

3.4           Tag-Along Rights.

(a)           The Right.  If any Sponsor or any of its Affiliates proposes to enter into any agreement to sell shares of Series A Preferred or Common Stock to any person (other than transfers among each Sponsor and its Affiliates) (a “Prospective Purchaser”) that, when taken together with all other sales of Series A Preferred or Common Stock by such Sponsor and its Affiliates (other than transfers among such Sponsor and its Affiliates) from and after the Issue Date, would exceed 50% of the aggregate number of shares of Common Stock (on an As-Converted Basis) owned by such Sponsor and its Affiliates on the date hereof, (a “Tag-Along Sale”), then each of the Investors shall have the right, but not the obligation, to participate in any such sale or transfer of such shares of Series A Preferred or Common Stock by such Sponsor and its Affiliates in accordance with the procedures set forth below and on the same terms and subject to the same conditions as those on which such Sponsor and its Affiliates propose to transfer their shares.  Prior to any proposed Tag-Along Sale, the Sponsor shall deliver, and/or where applicable shall cause its Affiliates to deliver, to each Investor, a written notice (the “Tag-Along Notice”) stating the number of shares of Series A Preferred and/or Common Stock that the Sponsor and/or its s Affiliates desire to sell and providing copies of any documents setting forth the terms and conditions to which such sale is subject.  The Tag-Along Notice shall set forth the percentage of shares of Series A Preferred and/or Common Stock held by each Investor that such Investor can include in such Tag-Along Sale (the “Tag-Along Percentage”), which  percentage will equal the quotient of (i) the difference of (x) the total number of shares of Common Stock

(on an As-Converted Basis) that are proposed to be sold in the Tag-Along Sale, minus (y) the total number of shares of Common Stock (on an As-Converted Basis) that any other Persons with similar “tag-along” or “co-sale” rights have the right to sell in connection with such transaction (assuming that all such persons exercise all such rights to the fullest extent), divided by (ii) the total number of shares of Common Stock (on an As-Converted Basis), owned in the aggregate by the Investors and the Sponsor and/or its Affiliates on the date of such Tag-Along Notice.

(b)           Election to Participate.  Each Investor shall have the right (the “Tag-Along Right”) for ten (10) days from receipt of the Tag-Along Notice described in Section 3.4(a) (the “Tag-Along Option Period”) to elect to participate in the Tag-Along Sale.  Any Investor electing to participate in the Tag-Along Sale (a “Tag-Along Investor”) shall give all other Investors, the Company and the Sponsor who delivered such Tag-Along Notice written notice thereof (the “Election Notice”) within the Tag-Along Option Period.  The Election Notice shall specify the number of shares of Common Stock and/or Series A Preferred that such Tag-Along Investor desires to sell to the Prospective Purchaser, which amount shall not exceed the product of (i) the Tag-Along Percentage set forth in the Tag-Along Notice, multiplied by (ii) the total number of shares of Common Stock (on an As-Converted Basis) that such Investor owns as of the date of the Election Notice.  The failure of any Investor to submit an Election Notice within the Tag-Along Option Period shall constitute an election by such remaining Investor not to participate in such Tag-Along Sale.  By delivering an Election Notice to such Sponsors within the Tag-Along Option Period, a Tag-Along Investor shall have the right to sell to the Prospective Purchaser that number of Common Stock or Series A Preferred specified in the Election Notice; provided, however, that, to the extent the Prospective Purchaser is unwilling or unable to purchase all of the shares proposed to be sold by such Sponsors and the Tag-Along Investors, the number of shares to be sold by each of the Sponsors and each of the Tag-Along Investors shall be ratably reduced so that the number of shares to be sold by such Sponsors and each of the Tag-Along Investors equals the number of shares that the Prospective Purchaser is willing or able to purchase.

(c)           Actions of Affiliates. Each Sponsor shall use its reasonable best efforts to cause its Affiliates to comply with the provisions of this Section 3.4.

(d)           Termination of Tag-Along Rights.  Each Investor’s Tag-Along Right shall expire upon the consummation of the Initial Offering.

3.5           Bring-Along Rights.

(a)           The Right.  If one or more of the Sponsors and/or any of their Affiliates (the “Sponsor Parties”) propose to enter into any agreement to sell or otherwise dispose of any Common Stock or Series A Preferred that would constitute 50% or more of the Common Stock (on an As-Converted Basis) held by the Sponsors and their Affiliates on the Issue Date to a Prospective Purchaser (a “Bring-Along Sale”), then such Sponsor Parties shall have the right (the “Bring-Along Right”) to compel each of the Investors and any Permitted Transferees of the Investors (the “Bring-Along Parties”) to sell, free and clear of any liens or encumbrances, (1) if the Sponsor Parties are selling Series A Preferred in connection with such Bring-Along Sale, a number of shares of Series A Preferred equal to the product obtained by multiplying (i) the total number of shares of Series A Preferred, owned by such Investor as of the date of the Bring-Along Notice, with (ii) a fraction, the numerator of which shall be the total number of shares of Series A Preferred that the Sponsor Parties propose to sell and the denominator of which shall equal the total number of shares of Series A Preferred owned by such Sponsor Parties s as of the date of the Bring-Along Notice, for such consideration per share of Series A Preferred as the Sponsor Parties would receive for shares of Series A Preferred in such Bring-Along Sale and on the same terms and subject to the same conditions as the Sponsor Parties are able to obtain, and (2) if the Sponsor Parties are selling shares of Common Stock and/or shares of Series A Preferred in connection with such Bring-Along Sale, the number of shares of Common Stock equal to the product obtained by multiplying (i) the total number of shares of Common Stock (on an As-Converted Basis (but without counting for such purposes shares of Series A Preferred required to be sold under (1) above)), owned by such Investor as of the date of the Bring-Along Notice, with (ii) a fraction, the numerator of which shall be the total number of shares of Common Stock (on an As-Converted Basis (but without counting for such purposes shares of Series A Preferred that such Sponsor Parties are selling, if the Investor is required to sell shares of Series A Preferred under (1) above)) that the Sponsor Parties propose to sell and the denominator of which shall equal the total number of shares of Common Stock (on an As-Converted Basis (but without counting for such purposes shares of Series A Preferred that such Sponsor Parties are selling, if the Investor is required to sell shares of Series A Preferred under (1) above)), owned by the Sponsor Parties as of the date of the Bring-Along Notice, for such consideration per share of Common Stock as the Sponsor Parties would receive for shares of Common Stock and on the same terms and subject to the same conditions as the Sponsors are able to obtain; provided, however, that the Bring-Along Parties shall be required to give only representations and warranties substantially comparable to the representations and warranties of such Sponsor Sparties, which representations and warranties will be limited to representations and warranties as to their title to the shares being sold by them, to their existence, power and authorization to execute any sale documents, that such sale shall not contravene such Bring-Along Parties’ organizational documents, if any, or any law or regulation applicable to such Bring-Along Party, that such sale shall not breach or cause a default under any material agreement to which such Bring-Along Party is party, and to the enforceability of such documents, and shall not be obligated to accept an overall limit on their liability in excess of the net proceeds received by them in any such sale.  The Sponsors shall exercise the Bring-Along Right by giving written notice (the “Bring-Along Notice”) to the Company and the Bring-Along Parties stating (i) that they propose to effect such transaction, (ii) the name and address of the Prospective Purchaser, (iii) the proposed purchase price per share and other terms and conditions of the proposed sale and (iv) that all the Bring-Along Parties shall be obligated to sell their Common Stock or Series A Preferred, as applicable, upon the same terms and subject to the same conditions (subject to applicable law).

(b)           Procedure.  Not later than ten (10) days following the date of receipt of the Bring-Along Notice, each of the other Investors shall deliver to the Sponsors certificates representing all Common Stock or Series A Preferred, as applicable, held by a Bring-Along Investor, accompanied by duly executed stock powers.  If any Bring-Along Investor fails to deliver such certificates to the Sponsors, the Company shall cause the books and records of the Company to show that the shares represented by such certificates of such Bring-Along Investor are bound by the provisions of this Section 3.5 and are transferable only to the Prospective Purchaser or an Affiliate of such Prospective Purchaser upon surrender for transfer by the holder thereof.  Upon the consummation of the sale of the Common Stock or Series A Preferred of the Sponsors and the Common Stock or Series A Preferred of the Bring-Along Investors pursuant to this Section 3.5, the Sponsors shall give notice thereof to the Bring-Along Investors and shall remit to each of the Bring-Along Investors the total sales price received for the Common Stock or Series A Preferred of such Bring-Along Investor sold pursuant hereto.

(c)           Termination of Bring-Along Rights.  The Sponsor Parties’ Bring-Along Rights and the Investors’ obligations under this Section 3.5 shall expire upon the consummation of the Initial Offering.

3.6           Registration of Transfer by the Company.  No transfer of any equity security of the Company by any Investor shall be effective (and the Company shall not transfer on its books any such shares) unless (i) the certificates representing such equity securities of the Company issued to the Permitted Transferee shall bear any legends required by Section 3.7 and (ii) the Permitted Transferee (if not already a party hereto) shall have executed and delivered to the Company, as a condition precedent to such transfer, an instrument or instruments in form and substance reasonably satisfactory to the Company confirming that the Permitted Transferee agrees to be bound by the terms of this Agreement to the same extent as its transferor.

3.7           Legend.

(a)           Each certificate representing Registrable Securities shall (unless otherwise permitted by the provisions of this Agreement) be stamped or otherwise imprinted with a legend substantially similar to the following (it being understood and agreed that such legend shall be removed by the Company at the request of an Investor following the consummation of an Initial Offering and the expiration of the restrictions contained in Section 2.7 hereof):

THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE ALSO SUBJECT TO AN INVESTORS’ RIGHTS AGREEMENT DATED AS OF AUGUST 11, 2003 (THE “AGREEMENT”), WHICH CONTAINS PROVISIONS REGARDING (I) CERTAIN RESTRICTIONS ON THE TRANSFER OF SUCH SECURITIES, (II) CERTAIN RIGHTS OF FIRST OFFER AND CO-SALE RIGHTS APPLICABLE TO THIS SECURITY AND (III) CERTAIN OTHER MATTERS. A COPY OF SUCH AGREEMENT IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICE OF THE COMPANY.  ANY TRANSFER OF THE SECURITIES EVIDENCED BY THIS CERTIFICATE IN VIOLATION OF THE AGREEMENT IS NULL AND VOID.”

(b)           Except as provided in this 3.7(b), each certificate representing Registrable Securities shall be stamped or otherwise imprinted with a legend substantially similar to the following (in addition to any legend required under applicable state securities laws):

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN  REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR TRANSFERRED, ASSIGNED, PLEDGED OR

HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SUCH ACT OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL OR OTHER EVIDENCE, REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

Notwithstanding the foregoing, the Company shall be obligated to reissue promptly certificates without the legend set forth in this Section 3.7(b) at the request of any holder thereof if the holder shall have obtained an opinion of counsel at such Investor’s expense (which counsel may be counsel to the Company) reasonably acceptable to the Company to the effect that the securities proposed to be disposed of may lawfully be so disposed of without registration, qualification or legend.

(c)           Any legend endorsed on an instrument pursuant to applicable state securities laws and the stop-transfer instructions with respect to such securities shall be removed upon receipt by the Company of an order of the appropriate blue sky authority authorizing such removal.

4.     Covenants of the Company.

4.1           Delivery of Financial Statements.  The Company shall deliver to each Principal Investor copies of any financial statements delivered to its lenders under its Credit Agreement, but not compliance certificates; provided, however, that the Company shall not be required to deliver to the Principal Investors any projections delivered to the Company’s senior lenders under its Credit Agreement until after the first anniversary of the Issue Date; provided, further, that the Company shall not be required to deliver to the Principal Investors any projections delivered to the Company’s lenders under its Credit Agreement at any time if the Company in good faith is contemplating an Initial Offering at such time or determines in good faith that delivery of such projections could have an adverse effect on the Company.

4.2           Senior Management.  The Company shall make members of its senior management available to the Principal Investors, as a group, twice per calendar year, to discuss the operations of the Company, at times and locations reasonably determined by the Company after consultation with the Principal Investors.

4.3           Termination of Information and Inspection Covenants.  The covenants set forth in Sections 4.1 and 4.2 shall terminate as to a Principal Investor and be of no further force or effect upon the earlier of (i) the Initial Offering, (ii) the merger, consolidation or sale of the Company or (iii) such time as such Investor ceases to be a Principal Investor.

5.     Miscellaneous.

5.1           Successors and Assigns.  Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties (including transferees of any shares of Registrable Securities). Excepts as otherwise expressly provided herein, (i) the Investors and the Company shall not be able to assign their rights under this Agreement to any Person, and (ii) a Sponsor shall be able to assign its rights and obligations under this Agreement to any Affiliate or any other Person in connection with a sale of any shares of Series A Preferred or shares of Common Stock issuable on conversion thereof that is subject to the tag-along rights contained in Section 3.4, provided that such Affiliate or such other Person assumes all obligations of such Sponsor under this Agreement.  Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

5.2           Governing Law.  This Agreement shall be governed by and construed under the laws of the State of New York, without regard to the laws of any other jurisdiction that might be applied because of the conflicts of laws principles of the State of New York.

5.3           Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

5.4           Titles and Subtitles.  The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

5.5           Notices.  Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given, mailed, received or delivered, as applicable: (i) upon personal delivery to the party to be notified, (ii) one business day after being sent by confirmed telex or facsimile with confirmation or receipt, (iii) three (3) business days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt, if addressed to the party to be notified at the address indicated for such party on the signature pages hereof or on Annex A, or at such other address as such party may designate by ten (10) days’ advance written notice to the other parties.

5.6           Expenses.  If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys’ fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

5.7           Entire Agreement; Amendments and Waivers.  This Agreement  constitutes the full and entire understanding and agreement among the parties with regard to the subject matter hereof. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the parties hereto; provided, however, that notwithstanding any provision to the contrary herein, no amendment to this Agreement may be made without the written consent of any party affected thereby if such amendment would impose any new obligations on such party or diminish any right of such party hereunder without similarly diminishing the right of all similarly situated parties. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Registrable Securities, each future holder of all such Registrable Securities, and the Company.

5.8           Severability.  If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision was so excluded and shall be enforceable in accordance with its terms.

5.9           Information Confidential.  Each Investor acknowledges that the information received by them pursuant hereto may be confidential and for its use only, and it will not use such confidential information except in connection with its investment in shares of Series A Preferred or shares of Common Stock issued or issuable on conversion thereof or reproduce, disclose or disseminate such information to any other person (other than its employees or agents having a need to know the contents of such information, and its attorneys), except in connection with the exercise of rights under this Agreement, unless the Company has made such information available to the public generally or such Holder is required to disclose such information by a governmental body or under or pursuant to applicable law.  Notwithstanding the foregoing, the parties (and each employee, representative, or other agent of the parties) may disclose to any and all persons, without limitation of any kind, the tax treatment and any facts that may be relevant to the tax structure of the transaction, provided, however, that no party (and no employee, representative, or other agent thereof) shall disclose any other information that is not relevant to understanding the tax treatment and tax structure of the transaction (including the identity of any party and any information that could lead another to determine the identity of any party), or any other information to the extent that such disclosure would result in a violation of any federal or state securities law.

5.10         Aggregation of Stock.  All shares of Registrable Securities held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

(Remainder of this page intentionally left blank)

IN WITNESS WHEREOF, the parties hereto have executed this Investors’ Rights Agreement as of the day and year first above written.

COMPANY:

KINETIC CONCEPTS, INC.

By:
Name:
Title:

Address:
Telephone Number:
Fax Number:

[Signature Page to Investors' Rights Agreement]

GS CAPITAL PARTNERS 2000, L.P.

By: GS Advisors 2000, L.L.C., its general partner

By:
Name:
Title:

GS CAPITAL PARTNERS 2000 OFFSHORE, L.P.

By:  GS Advisors 2000, L.L.C., its general partner

By:
Name:
Title:

GS CAPITAL PARTNERS 2000 GmbH & CO. BETEILIGUNGS KG

By:  Goldman Sachs Management GP GmbH, its general partner

By:
Name:
Title:

GS CAPITAL PARTNERS 2000 EMPLOYEE FUND, L.P.

By:  GS Employee Funds 2000 GP, L.L.C., its general partner

By:
Name:
Title:

GOLDMAN SACHS DIRECT INVESTMENT FUND 2000, L.P.

By:  GS Employee Funds GP, L.L.C., its general partner

By:
Name:
Title:

[SIGNATURE PAGE TO INVESTORS' RIGHTS AGREEMENT]

INVESTORS:

DLJ Merchant Banking Partners III, L.P.

By:  DLJ Merchant Banking, Inc., its Managing General Partner

By:
Name:
Title:

Address:

Telephone Number:

Fax Number:

DLJ Merchant Banking III, Inc., its Advisory General Partner on behalf of DLJ Offshore Partners III, C.V.

By:
Name:
Title:

Address:

Telephone Number:

Fax Number:

DLJ Merchant Banking III, Inc. as Advisory General Partner on behalf of DLJ Offshore Partners III-1, C.V. and as attorney-in-fact for DLJ Merchant Banking III, L.P., as Associate General Partner of DLJ Offshore Partners III-1, C.V.

By:
Name:
Title:

Address:

Telephone Number:

Fax Number:

[SIGNATURE PAGE TO INVESTORS' RIGHTS AGREEMENT]

DLJ Merchant Banking III, Inc. as Advisory General Partner on behalf of DLJ Offshore Partners III-2, C.V. and as attorney-in-fact for DLJ Merchant Banking III, L.P., as Associate General Partner of DLJ Offshore Partners III-2, C.V.

By:
Name:
Title:

Address:

Telephone Number:

Fax Number:

DLJ MB PartnersIII Gmbh & Co. KG

By:  DLJ Merchant Banking III, L.P., its Managing Limited Partner

By: DLJ Merchant Banking III, Inc., its General Partner

By:
Name:
Title:

Address:

Telephone Number:

Fax Number:

[SIGNATURE PAGE TO INVESTORS' RIGHTS AGREEMENT]

Millennium Partners II, L.P.

By:  DLJ Merchant Banking III, Inc., its Managing General Partner

By:
Name:
Title:

Address:

Telephone Number:

Fax Number:

MBP III Plan Investors, L.P.

By:  DLJ LBO Plans Management Corporation II, its General Partner

By:
Name:
Title:

Address:

Telephone Number:

Fax Number:

[SIGNATURE PAGE TO INVESTORS' RIGHTS AGREEMENT]

JOHN P. BYRNES

HARRY R. JACOBSON, M.D.

DAVID J. SIMPSON

C. THOMAS SMITH

[SIGNATURE PAGE TO INVESTORS' RIGHTS AGREEMENT]

SPONSORS:

FREMONT PARTNERS III, L.P.

By: FP Advisors III, L.L.C.
Its: General Partner

By: Fremont Group, L.L.C.
Its: Managing Member

By: Fremont Investors, Inc.
Its: Manager

By:
Name:
Title:

Address:
Telephone Number:
Fax Number:

FREMONT PARTNERS III SIDE-BY-SIDE, L.P.

By: Fremont Group, L.L.C.
Its: General Partner

By: Fremont Investors, Inc.
Its: Manager

By:
Name:
Title:

Address:
Telephone Number:
Fax Number:

[SIGNATURE PAGE TO INVESTORS' RIGHTS AGREEMENT]

FREMONT ACQUISITION COMPANY II, L.L.C.

By: Fremont Partners, L.P.
Its: Member

By: FP Advisors, L.L.C.
Its: General Partner

By: Fremont Group, L.L.C.
Its: Managing Member

By: Fremont Investors, Inc.
Its: Manager

By:
Name:
Title:

Address:
Telephone Number:
Fax Number:

FREMONT ACQUISITION COMPANY IIA, L.L.C.

By: FP Advisors, L.L.C.
Its: Non-Member Manager

By: Fremont Group, L.L.C.
Its: Managing Member

By: Fremont Investors, Inc.
Its: Manager

By:
Name:
Title:

Address:
Telephone Number:
Fax Number:

[SIGNATURE PAGE TO INVESTORS' RIGHTS AGREEMENT]

BLUM STRATEGIC PARTNERS II, L.P.

By: Blum Strategic GP II, L.L.C.

Its: General Partner

By:
Name:
Title:

Address:

Telephone Number:

Fax Number:

BLUM STRATEGIC PARTNERS II GmbH & Co. KG

By: Blum Strategic GP II, L.L.C.

Its: Managing Limited Partner

By:
Name:
Title:

Address:

Telephone Number:

Fax Number:

STINSON CAPITAL PARTNERS II, L.P.

By: Blum Capital Partners, L.P.

Its: General Partner

By:
Name:
Title:

Address:

Telephone Number:

Fax Number:

[SIGNATURE PAGE TO INVESTORS' RIGHTS AGREEMENT]

RCBA-KCI CAPITAL PARTNERS, L.P.

By: Blum Capital Partners, L.P.

Its: General Partner

By:
Name:
Title:

Address:

Telephone Number:

Fax Number:

[SIGNATURE PAGE TO INVESTORS' RIGHTS AGREEMENT]

JAMES R. LEININGER, M.D.

Address:

Telephone Number:

Fax Number:

[SIGNATURE PAGE TO INVESTORS' RIGHTS AGREEMENT]

Annex A

Investor	Information

JOHN P. BYRNES	Address:	19387 US 19 North Clearwater, FL 33764
	Telephone Number:	(727) 530-7700 x 8226
	Fax Number:	(727) 532-4091

HARRY R. JACOBSON, M.D.	Address:	Vanderbilt University Medical Center D-3300 Medical Center North Nashville, TX 37232
	Telephone Number:	(615) 343-3485
	Fax Number:	(615) 343-7286

DAVID J. SIMPSON	Address:	2725 Fairfield Road Kalamazoo, MI 49002
	Telephone Number:	(269) 383-7324
	Fax Number:	(269) 383-7353

C. THOMAS SMITH	Address:	17703 Cedar Creek Canyon Dallas, TX 75252
	Telephone Number:	(972) 380-9120
	Fax Number:	(972) 735-0196

A-1